Exhibit 10.2

SEVENTH AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Several Lenders from Time to Time Parties Thereto
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
Dated as of April 23, 2019,
as Amended and Restated as of September 29, 2021, as amended by the Fourth Amendment dated as of June 23, 2022, as amended by the Fifth Amendment dated as of April 26, 2023 and as amended by the Sixth Amendment dated as of April 22, 2024

JPMorgan Chase Bank, N.A.,
as Bookrunner and Lead Arranger
Banco Bradesco S.A., Barclays Bank PLC, BNP Paribas Securities Corp., BOFA Securities, Inc., Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets1, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Securities, LLC,
as Bookrunners and Lead Arrangers
Banco Bradesco S.A., Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, National Association,
as Co-Syndication Agents
Credit Agricole Corporate and Investment Bank
as Lead Sustainability Structuring Agent
J.P. Morgan Securities LLC,
as Co-Sustainability Structuring Agent
1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates consistent with prior practice.

SEVENTH AMENDMENT, dated as of April 17, 2025 (this “Amendment Agreement”) to the Revolving Credit Agreement dated as of April 23, 2019, as amended and restated as of September 29, 2021, as further amended as of June 23, 2022, as further amended as of April 26, 2023 and as further amended as of April 22, 2024 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Credit Agricole Corporate and Investment Bank, as Lead Sustainability Structuring Agent (the “Lead Sustainability Structuring Agent”), and J.P. Morgan Securities LLC, as Co-Sustainability Structuring Agent (the “Co-Sustainability Structuring Agent”). Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Lenders will agree to (i) increase, decrease or maintain, as applicable, the amount of their existing 2027 Commitments and (ii) extend, to April 17, 2028, the maturity of their existing (or increased or decreased) 2027 Commitments and (b) certain provisions of the Existing Credit Agreement will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)the following defined terms in Section 1.1:
“2027 Commitment”, “2027 Facility”, “2027 Lender”, “2027 Loans”, “Total 2027 Commitments” and “Total 2027 Extensions of Credit”
shall be redefined as:
“2028 Commitment”, “2028 Facility”, “2028 Lender”, “2028 Loans”, “Total 2028 Commitments” and “Total 2028 Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)the definition of “Revolving Termination Date” in Section 1.1 shall be amended and restated to read in its entirety as follows:
“‘Revolving Termination Date’: as to any Lender, April 17, 2028.”
(c)each usage of the term “Sixth Amendment Effective Date” in the Credit Agreement (except in the definitions of “Sixth Amendment Effective Date” and “Sixth Amendment”) shall be replaced with the term “Seventh Amendment Effective Date”.

(d)Section 1.1 shall be amended by inserting the following definitions in their respective alphabetical locations therein:
“‘Seventh Amendment’: that certain Seventh Amendment dated as of the Seventh Amendment Effective Date among the Company, the Administrative Agent, the Lenders and the other parties thereto.”
“‘Seventh Amendment Effective Date’: April 17, 2025.”
(e)clause (b) of Section 2.5 shall be amended by replacing the phrase “Following the Sixth Amendment” in the second sentence thereof with the phrase “Following the Seventh Amendment”.
(f)Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect the elections made by the Lenders party hereto that elect to (A) increase, decrease or maintain, as applicable, the amount of their existing 2027 Commitments and (B) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2027 Commitments (with respect to the Commitments so extended, each an “Extending Lender”) to April 17, 2028. Each Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and decreases, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
(g)The definition of “Pricing Grid” in Schedule 1.1C (Pricing Grid) to the Existing Credit Agreement is hereby amended by replacing the words “the 2027 Facility” with “the 2028 Facility”.
Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2.Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Section 2.13(a) of the Existing Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the 2027 Commitments of Extending Lenders contemplated by this Amendment Agreement set forth on Schedule 1.1A (Commitments) hereto.
Section 3.Representations and Warranties. To induce the Administrative Agent and the Extending Lenders to enter into this Amendment Agreement, the Company hereby represents and warrants to the Administrative Agent and the Extending Lenders that:
(a)(i) The Company has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.
(c)Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 4.Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, the Extending Lenders (which, collectively, constitute Required Lenders under the Existing Credit Agreement) and the Administrative Agent.
(b)The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company and (ii) an in house counsel of the Company serving as either the Secretary or an Assistant Secretary of the Company, in each case addressed to the Extending Lenders and the Administrative Agent as to matters previously agreed between the Company and the Administrative Agent.
(c)The Administrative Agent shall have received from the Company, for the account of and with respect to each Extending Lender, a fee in an amount equal to the sum of (A) [Redacted] of such Extending Lender’s (or its affiliates’) aggregate 2028 Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the 2028 Commitments of such Extending Lender, together with any “2028 Revolving Commitments” and “2030 Revolving Commitments”, in each case, under and as defined in the Existing Credit Agreement (as defined in the Credit Agreement, the “Main Credit Agreement”) and any “Commitments” under and as defined in the 364-Day Revolving Credit Agreement, in each case, of such Extending Lender immediately after the Amendment Effective Date (such aggregate amount, the “Aggregate New Commitments”) exceed the sum of any existing 2027 Commitments, any existing “2026 Revolving Commitments”, “2027 Revolving Commitments”, “2028 Revolving Commitments” or “2029 Revolving Commitments”, in each case, under and as defined in the Main Credit Agreement and any existing “Commitments” under and as defined in the 364-Day Revolving Credit Agreement, in each case, of such Extending Lender immediately prior to the Amendment Effective Date (or if any such commitment has been reduced since the closing of the Sixth Amendment to the Existing Credit Agreement dated as of April 22, 2024, the closing of the Twenty-First Amendment to the Main Credit Agreement dated as of April 22, 2024 or the closing of the Third Amendment to the 364-Day Revolving Credit Agreement dated as of April 22, 2024, as applicable, such commitment at the closing of such amendment or at such initial closing) (such aggregate amount, the “Aggregate Existing Commitments”), plus (B) [Redacted] of such Extending Lender’s (or its affiliates’) aggregate 2028 Commitments under the Credit Agreement on the Amendment Effective Date, but only to the extent the Aggregate New Commitments of such Extending Lender are less than or equal to the Aggregate Existing Commitments of such Extending Lender.
(d)So long as reasonably requested in writing at least ten Business Days prior to the Amendment Effective Date, the Administrative Agent shall have received, at least three Business Days prior to the Amendment Effective Date, to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. As used herein, the term “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.
Section 5.Effect of this Amendment Agreement.
(a)Except as expressly set forth herein or in the Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 6.Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7.Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel for the Administrative Agent.
Section 8.Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 9.Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.Incorporation of Credit Agreement Provisions. The provisions of Sections 10.12 (Submission to Jurisdiction; Waivers) and 10.17 (Waiver of Jury Trial) of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ David A. Webb
Name: David A. Webb
Title: Vice President, Treasurer

[Signature Page to Seventh Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director
[Signature Page to Seventh Amendment]